CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : SEPTEMBER 2000
Beginning of the Month Principal Receivables :                                                                13,574,665,177.39
                                                                                                            --------------------
Beginning of the Month Finance Charge Receivables :                                                              395,015,002.52
                                                                                                            --------------------
Beginning of the Month Discounted Receivables :                                                                            0.00
                                                                                                            --------------------
Beginning of the Month Total Receivables :                                                                    13,969,680,179.91
                                                                                                            --------------------

Removed Principal Receivables :                                                                                            0.00
                                                                                                            --------------------
Removed Finance Charge Receivables :                                                                                       0.00
                                                                                                            --------------------
Removed Total Receivables :                                                                                                0.00
                                                                                                            --------------------

Additional Principal Receivables :                                                                               681,766,531.68
                                                                                                            --------------------
Additional Finance Charge Receivables :                                                                            2,136,898.95
                                                                                                            --------------------
Additional Total Receivables :                                                                                   683,903,430.63
                                                                                                            --------------------

Discounted Receivables Generated this Period                                                                               0.00
                                                                                                            --------------------

End of the Month Principal Receivables :                                                                      13,480,783,244.27
                                                                                                            --------------------
End of the Month Finance Charge Receivables :                                                                    404,805,760.82
                                                                                                            --------------------
End of the Month Discounted Receivables :                                                                                  0.00
                                                                                                            --------------------
End of the Month Total Receivables :                                                                          13,885,589,005.09
                                                                                                            --------------------

Excess Funding Account Balance                                                                                             0.00
                                                                                                            --------------------
Adjusted Invested Amount of all Master Trust Series                                                           11,682,726,677.68
                                                                                                            --------------------

End of the Month Seller Percentage                                                                                       13.34%
                                                                                                            --------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : SEPTEMBER 2000                                                              ACCOUNTS               RECEIVABLES
                                                                                             --------               -----------

End of the Month Delinquencies :
       30 - 59 Days Delinquent                                                                175,385.00          186,262,185.56
                                                                                        -----------------     -------------------
       60 - 89 Days Delinquent                                                                105,098.00          115,738,213.75
                                                                                        -----------------     -------------------
       90 + Days Delinquent                                                                   195,285.00          229,604,948.62
                                                                                        -----------------     -------------------

       Total 30 + Days Delinquent                                                             475,768.00          531,605,347.93
                                                                                        -----------------     -------------------

       Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                          3.83%
                                                                                                              -------------------

Defaulted Accounts During the Month                                                            50,065.00           43,285,312.40
                                                                                        -----------------     -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                       3.83%
                                                                                                              -------------------

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                                                                  Page 7 of 42


CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : SEPTEMBER 2000                                                     COLLECTIONS                     PERCENTAGES
                                                                                    -----------                     -----------
Total Collections and Gross Payment Rate                                           2,390,930,585.57                         17.12%
                                                                           -------------------------           --------------------

Collections of Principal Receivables and Principal Payment Rate                    2,138,352,810.90                         15.75%
                                                                           -------------------------           --------------------

       Prior Month Billed Finance Charge and Fees                                    198,094,852.87
                                                                           -------------------------
       Amortized AMF Income                                                           18,230,453.19
                                                                           -------------------------
       Interchange Collected                                                          27,152,952.96
                                                                           -------------------------
       Recoveries of Charged Off Accounts                                             13,614,148.06
                                                                           -------------------------
       Collections of Discounted Receivables                                                   0.00
                                                                           -------------------------

Collections of Finance Charge Receivables and Annual                                 257,092,407.08                         22.73%
                                                                           -------------------------           --------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : SEPTEMBER 2000

Beginning Unamortized AMF Balance                                                                                    97,949,592.10
                                                                                                               --------------------
+      AMF Slug for Added Accounts                                                       322,881.53
                                                                           -------------------------
+      AMF Collections                                                                13,715,820.78
                                                                           -------------------------
-      Amortized AMF Income                                                           18,230,453.19
                                                                           -------------------------
Ending Unamortized AMF Balance                                                                                       93,757,841.22
                                                                                                               --------------------





















                                                                                                       /s/ Tom Feil
                                                                                                       ---------------------------
                                                                                                       Tom Feil
                                                                                                       Director of Securitization

                                                                  Page 8 of 42